42nd Annual Shareholders Meeting May 17th 2017 Exhibit 99.1

Retirement

Retiring Director Robert Jacoby 12 Years as a Director CVB Financial Corp

42nd Annual Shareholders Meeting May 17th 2017

Safe Harbor Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company's current business plans and expectations regarding the Company’s future financial position and operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance and/or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic and market conditions and events and the impact they may have on us and our customers; our ability to attract deposits and other sources of funding or liquidity; supply and demand for real property inventory and periodic deterioration in values of California real estate, both residential and commercial; a prolonged slowdown or decline in construction or sales activity; changes in the financial performance and/or condition of our borrowers or certain key vendors or counterparties; changes in the level of nonperforming assets and any accompanying reserves and/or charge-offs; the cost or effect of acquisitions we may make; the effect of changes in laws, regulations and relevant judicial decisions (including laws, regulations and judicial decisions concerning financial reforms, taxes, bank capital levels, securities and securities trading and hedging, employment, executive compensation, insurance, vendor management and information security) with which we and our subsidiaries must or believe we should comply; changes in estimates of future reserve requirements and minimum capital requirements based upon the periodic review thereof under relevant regulatory and accounting requirements, including changes in the Basel Committee framework establishing capital standards for credit, operations and market risk; inflation, interest rate, securities market and monetary fluctuations; changes in government interest rates or monetary policies; changes in the amount and availability of deposit insurance; cyber-security threats, including loss of system functionality or theft or loss of Company or customer data or money; political instability; acts of war or terrorism, or natural disasters, such as earthquakes, or the effects of pandemic diseases; the timely development and acceptance of new banking products and services and the perceived overall value of these products and services by customers and potential customers; the Company’s relationships with and reliance upon vendors with respect to the operation of certain of the Company key internal and external systems and applications; changes in consumer spending, borrowing and savings preferences or habits; technological changes and the expanding use of technology in banking (including the adoption of mobile banking applications); the ability to retain and increase market share, retain and grow customers and control expenses; changes in the competitive environment among financial and bank holding companies, banks and other financial service providers; continued volatility in the credit and equity markets and its effect on the general economy or local or regional business conditions; fluctuations in the price of the Company’s stock; the effect of changes in accounting policies and practices, as may be adopted from time-to-time by the regulatory agencies, as well as by the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard-setters; changes in our organization, management, compensation and benefit plans, and our ability to retain or expand our management team and/or our board of directors; the costs and effects of legal, compliance and regulatory changes and developments, including pending or threatened litigation, the resolution of legal proceedings or regulatory or other governmental inquiries or investigations, and the results of regulatory examinations or reviews; our success at managing the risks involved in the foregoing items and all other factors set forth in the Company's public reports including its Annual Report on Form 10-K for the year ended December 31, 2015, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law.

Senior Leadership Team Name Position Banking Experience CVBF Service Christopher D. Myers President & CEO 32 Years 11 Years E. Allen Nicholson Executive Vice President Chief Financial Officer 21 Years 1 Year Dave F. Farnsworth Executive Vice President Chief Credit Officer 33 Years 1 Year David C. Harvey Executive Vice President Chief Operations Officer 26 Years 7 Years David A. Brager Executive Vice President Sales Division 28 Years 14 Years R. Daniel Banis Executive Vice President CitizensTrust 34 Years 5 Years Yamynn De Angelis Executive Vice President Chief Risk Officer 37 Years 30 Years Ted Dondanville Executive Vice President Senior Lender 35 Years 19 Years Eileen Lyon Executive Vice President General Counsel 30 Years 1 Year Elsa Zavala Executive Vice President Chief Information Officer 36 Years 24 Years Larry Zivelonghi Executive Vice President Dairy & Livestock Industries 37 Years 24 Years

Senior Leadership Team Name Position Banking Experience CVBF Service Hector Gutierrez Senior Vice President Deputy Chief Credit Officer 34 Years 6 Years David Krebs Senior Vice President Human Resources 23 Years 14 Years James Mead Senior Vice President Inland Empire 41 Years 24 Years Michael Mulcahy Senior Vice President Los Angeles County 38 Years 9 Years Tim Noone Senior Vice President Specialty Banking Group 33 Years 9 Years Mark Richardson Senior Vice President Real Estate Banking 27 Years 23 Years Michael Stain Senior Vice President Central Valley 34 Years 4 Years Don Toussaint Executive Vice President Ventura/Santa Barbara County 40 Years 2 Years Bob Zeltner Senior Vice President Orange County 34 Years 9 Years Don Evenson Senior Vice President Chief Investment Officer 28 Years 1 Year David Stong Senior Vice President San Diego County 35 Years 1 Year Total Average 33 Years 12 Years *Investment Experience *

Senior Managers Name Position Name Position Greg Burwell SVP |Credit Administrator Steve Hill SVP |Private Client Advisor Mike Duran SVP |Brea BFC Francene LaPoint SVP |Controller Rich Favor SVP |Credit Administrator Frank Rozario SVP |Corona BFC Bryan Gutierrez SVP | Santa Ana BFC LaVon Short SVP |Treasury Services Vince Gottuso SVP |Ontario Airport BFC Mary Wilson SVP |Tri-City BFC

In Memory John Borba Founding Director 1974-2012

In Memory San Vaccaro Director 1999-2016

Total Assets: $8.6 Billion Gross Loans: $4.6 Billion Total Deposits (Including Repos):$7.4 Billion Total Equity: $1.0 Billion Source: Q1 2017 earnings release & company filings CVB Financial Corp. (CVBF) Largest financial institution headquartered in the Inland Empire region of Southern California. Founded in 1974.

Largest Bank Holding Companies Headquartered in California In millions Rank Name Asset Size (3/31/17) 1 Wells Fargo & Company $1,951,564 2 First Republic Bank* $76,504 3 SVB Financial Group $46,413 4 East West Bancorp $35,342 5 PacWest Bancorp $21,927 6 Cathay General Bancorp $14,224 7 Hope Bancorp, Inc. $13,466 8 Banc of California, Inc. $11,030 9 CVB Financial Corp. $8,559 10 Opus Bank* $7,984 * Bank only, no holding company Source: SNL Financial, except Banc Of California, Inc. which reflects data as of 12/31/16

Ranked #2

*As ranked among domestic banks with $5 to $50 billion in assets Other Bank Accomplishments & Ratings 160 Consecutive Quarters of Profitability 110 Consecutive Quarters of Cash Dividends Ranked Top 5 Bank in US three consecutive years* Bank Director, 2016 Bank Performance Scorecard (July 12, 2016) BauerFinancial Report Five Star Rating (September 2016) 86 Consecutive Quarters Fitch Rating BBB (September 2016)

Our Markets

Existing Locations 3/31/16 3/31/17 Banking Centers 52 54 CitizensTrust Locations 3 3 Corporate Office Banking Centers CitizensTrust

What’s New

Three Areas of Growth Acquisitions San Diego (2014) Oxnard (2015) American Security Bank (2014) County Commerce Bank (2016) Santa Barbara (2015) Valley Business Bank (March 2017)

Valley Business Bank March 10, 2017

Citizens Business Bank Valley Business Bank

Valley Business Bank ‘VCBP’ Acquisition Date: March 10, 2017 Overview VCBP Balance Sheet (000’s) 3/10/17 Headquarters Visalia, CA Establishment Date 1995 Total Branches 4 Total Assets $406,100 Total Loans $309,700 Total Deposits $361,800 Acquisition Price = $60.8 Million

2017 De Novo San Diego (Downtown) Loan Production Office Stockton Loan Production Office

Financial Results

Deposits* (000’s) # of Center Locations Total Deposits (3/31/16) Total Deposits (3/31/17) Los Angeles County 18 $2,426,131 $2,740,604 Inland Empire (Riverside & San Bernardino Counties) 9 $1,966,085 $2,092,191 Central Valley 12 $914,646 $1,225,790 Orange County 9 $970,405 $1,042,834 Central Coast 5 $246,211 $264,917 San Diego 1 $36,689 $40,154 Other $282,971 $710 Total 54 $6,843,138 $7,407,200 *Includes Customer Repurchase Agreements Average Cost of Deposits (Year-to-Date) 0.11% 0.11%

*Interest Bearing Deposits includes REPOs Total Deposits* (000’s) 3 Year CAGR 8.9% 3 Year CAGR 14.2%

(000’s) # of Center Locations Total Loans* (3/31/16) Total Loans* (3/31/17) Los Angeles County 18 $1,633,168 $1,627,428 Central Valley 12 $720,861 $1,003,621 Inland Empire (Riverside & San Bernardino Counties) 9 $662,519 $710,968 Orange County 9 $515,269 $576,602 Central Coast 5 $311,335 $323,006 San Diego 1 $96,041 $103,413 Other California $65,689 $104,955 Out of State $179,385 $173,713 Total 54 $4,184,267 $4,623,706 Total Loans* *Prior to MTM discount, loan fees, allowance for loan losses and loans held-for-sale

Total Loans* 29 (000’s) *Starting in the 4th quarter of 2014, covered and non-covered loans are combined (Purchase Credit Impaired or PCI) Before deferred loan fees, discount on PCI loans, and loans held-for-sale Includes covered and non-covered loans for all periods presented cbbank.com

Loan Portfolio Composition Total Loans by Type Source: Q1 2017 earnings release & company reports

Loans: Net Charge-Offs* (000’s) - *Non-Covered | Starting in the 4th quarter of 2014, covered and non-covered loans are combined

Profits

Net Income (000’s) Net Income After Taxes $28,504

Securities & Investments

$2.27 Billion *Available For Sale Yield on securities portfolio = 2.46% for the 1st Quarter 2017 Securities Portfolio* - $3.2 Billion $885.1 Million *Held to Maturity Source: Q1 2017 earnings release | Yield on securities represents the fully taxable equivalent

*Available For Sale Securities Only Securities Portfolio* - $2.27 Billion (000’s) $15,799 Mark-to-Market (Pre-tax)

Efficiency & Expenses

Efficiency Ratio* 46.01% $20.4 million FHLB prepayment charge $13.9 million FHLB prepayment charge *Efficiency Ratio: Noninterest expense divided by net interest income before provision for loan losses plus noninterest income.

Non-Interest Expense as a % of Average Assets 1.70% $20.4 million FHLB prepayment charge $13.9 million FHLB prepayment charge

Capital

Capital Ratios Adequately Capitalized Ratio Well-Capitalized Ratio March 31, 2017* Tier 1 Risk-based Capital Ratio 6.0% 8.0% 16.7% Total Risk-based Capital Ratio 8.0% 10.0% 17.9% Common Equity Tier 1 Capital Ratio 4.5% 6.5% 16.2% Tier 1 Leverage Ratio 4.0% 5.0% 11.7% * CVB Financial Corp. – Consolidated

CitizensTrust

CitizensTrust 2014* 2015* 2016* Assets Under Administration and Management $2.4 Billion $2.4 Billion $2.7 Billion Gross Income (full year) $8.1 Million $8.6 Million $9.6 Million *As of 12/31/14, 12/31/15 and 12/31/16

May 2017 -Shareholder Update-

CVBF Stock Price $10.38 Shareholders Meeting 05/18/10 $9.22 Shareholders Meeting 05/18/11 $11.35 Shareholders Meeting 05/15/13 $6.56 Shareholders Meeting 05/13/09 $11.07 Shareholders Meeting 05/16/12 $14.62 Shareholders Meeting 05/22/14 $21.62 05/16/17 Average annual increase since May ’09 = 18% $16.39 Shareholders Meeting 05/20/15

‘CVBF’ Stock Performance 32.64% 21.49% 12.75% 10.91% 05/16/17

Our Growth Strategy

Our Vision Citizens Business Bank will strive to become the premier financial services company operating throughout the state of California, servicing the comprehensive financial needs of successful small to medium sized businesses and their owners.

Target Customer The best privately-held and/or family-owned businesses throughout California Annual revenues of $1-200 million Top 25% in their respective industry Full relationship banking Build 20-year relationships

Acquisition Strategy Target size: $200 million to $4 billion in assets Financial & Strategic In-market and/or adjacent geographic market (California) --Banks-- --Banking Teams-- In-market & ‘new’ markets

2017 ‘Critical Few’ Broaden Our Geographic Footprint Quality Loan Growth Expand Commercial Banking Enhance Cybersecurity Build Our Infrastructure For Tomorrow

Copy of presentation at www.cbbank.com Thank You!

42nd Annual Shareholders Meeting May 17th 2017